UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2003



                             FORGENT NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-20008                74-2415696
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


108 Wild Basin Road
Austin, Texas                                                    78746
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(Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code:  (512) 437-2700



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          (Former name or former address, if changed since last report)







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Item 7. Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 12 below:

                  99.1     Press Release dated September 17, 2003


Item 12. Results of Operations and Financial Condition.

         On September 17, 2003, the registrant announced its financial results for the fiscal year ended July 31, 2003 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information is being furnished under Item 12 (Results of Operations and Financial Condition) of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.













                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2003                    FORGENT NETWORKS, INC.


                                            By:   /s/ Richard N. Snyder
                                               --------------------------------
                                            Name:  Richard N. Snyder
                                            Title: Chief Executive Officer




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                                  EXHIBIT INDEX



Exhibit No.                      Description
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99.1                       Press Release dated September 17, 2003